Exhibit 10.1

EXECUTION VERSION

FIFTH AMENDMENT AND RESTATEMENT AGREEMENT dated as of December 11, 2012 (this “Amendment”), to the FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 23, 2006, as amended and restated on January 29, 2007, as further amended and restated on May 23, 2007, as further amended and restated on October 22, 2010, as further amended and restated on September 30, 2011 (as heretofore amended, the “Existing Credit Agreement”), among TRAVELPORT LLC, a Delaware limited liability company (the “Borrower”), TRAVELPORT LIMITED, a company incorporated under the laws of Bermuda (“Holdings”), WALTONVILLE LIMITED, a company incorporated under the laws of Gibraltar (“Intermediate Parent”), TDS INVESTOR (LUXEMBOURG) S.À.R.L., a société à responsabilité limitée incorporated under the laws of Luxembourg (“TDS Intermediate Parent”), UBS AG, STAMFORD BRANCH, as Administrative Agent, Collateral Agent and L/C Issuer, UBS LOAN FINANCE LLC, as Swing Line Lender, the Lenders from time to time party thereto, CREDIT SUISSE SECURITIES (USA) LLC, as Syndication Agent, and the other parties thereto.

A. The Borrower has requested an amendment to the Existing Credit Agreement pursuant to which certain provisions of the Existing Credit Agreement will be amended as set forth herein.

B. In order to effect the foregoing, the Borrower and the other parties hereto desire to amend and restate, as of the Fifth Amendment and Restatement Effective Date, the Existing Credit Agreement on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, Holdings, Intermediate Parent, TDS Intermediate Parent, the Administrative Agent, the Collateral Agent, the L/C Issuers, the Swing Line Lender, the Amendment Arrangers (as defined below) and the Lenders party hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including the preliminary statements hereto) have the meanings assigned to them in the Existing Credit Agreement or the Restated Credit Agreement (as defined below), as the context may require. The provisions of Section 1.02 of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. The term “Amendment Arrangers” means Credit Suisse Securities (USA) LLC and UBS Securities LLC, in their capacities as the joint lead arrangers and joint bookrunners for this Amendment.

SECTION 2. Amendment and Restatement. (a) Effective as of the Fifth Amendment and Restatement Effective Date the Existing Credit Agreement is hereby amended and restated in its entirety to be in the form of the Fifth Amended and Restated Credit Agreement attached as Exhibit A hereto (the Existing Credit Agreement as so amended and restated, the “Restated Credit Agreement”).

(b) All schedules and exhibits referred to in the Restated Credit Agreement shall be deemed to refer to the corresponding schedules and exhibits to the Existing Credit Agreement.

SECTION 3. [Reserved].

SECTION 4. [Reserved].

SECTION 5. Representations and Warranties. Holdings, Intermediate Parent, TDS Intermediate Parent and the Borrower hereby represent and warrant to each other party hereto that:

(a) The execution, delivery and performance by Holdings, Intermediate Parent, TDS Intermediate Parent and the Borrower of this Amendment, and the consummation of the transactions contemplated hereby, are within their respective corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of any such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Restated Credit Agreement), or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or which affects such Person or the properties of such Person or any of its Subsidiaries, or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or any of its properties is subject, or (iii) violate any material Law; except with respect to any conflict, breach, contravention or payment (but not creation of Liens) referred to in clause (ii)(A), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

(b) This Amendment has been duly executed and delivered by each of Holdings, Intermediate Parent, TDS Intermediate Parent and the Borrower, and constitutes a legal, valid and binding obligation of each such Person, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, fraudulent transfer, preference or similar laws and by general principles of equity.

(c) None of the Collateral Documents in effect on the Fifth Amendment and Restatement Effective Date will be rendered invalid, non-binding or unenforceable against any Loan Party party thereto as a result of this Amendment. The Guarantees created under such Collateral Documents will continue to guarantee the Obligations (as the Obligations are modified hereunder) to the same extent as they guaranteed the Obligations immediately prior to the Fifth Amendment and Restatement Effective Date.

Except as set forth on Schedule 5A hereto, (i) the Liens created under such Collateral Documents will continue to secure the Obligations (as the Obligations are modified hereunder), and will continue to be perfected, in each case, to the same extent as they secured the Obligations or were perfected immediately prior to the Fifth Amendment and Restatement Effective Date, and (ii) no further document, instrument or agreement, or any recording, filing, re-recording or re-filing of any such Collateral Document or any notice of a Lien created thereby, is required, as a result of this Amendment in order to maintain the effectiveness, perfection and priority of such Liens or to maintain the validity, binding effect or enforceability of such Guarantees.

(d) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Restated Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Fifth Amendment and Restatement Effective Date (in each case, except to the extent that any representation or warranty specifically refers to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct in all respects on such respective dates.

(e) After giving effect to the Restated Credit Agreement, no Default has occurred and is continuing.

SECTION 6. Effectiveness. This Amendment shall become effective on and as of the date on which each of the following conditions precedent is satisfied (such date, the “Fifth Amendment and Restatement Effective Date”):

(a) The Amendment Arrangers shall have executed a counterpart hereof and shall have received duly executed counterparts of this Amendment that, when taken together, bear the signatures of Holdings, Intermediate Parent, TDS Intermediate Parent, the Borrower, the Administrative Agent, the Collateral Agent, the Amendment Arrangers, each L/C Issuer, the Swing Line Lender and Lenders that constitute at least the Required Lenders (it being understood that each Lender’s delivery of an executed signature page shall be irrevocable).

(b) The Amendment Arrangers shall have received the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party:

(i) such documents and certificates as the Amendment Arrangers may reasonably request relating to the organization, existence and good standing of each Subsidiary of Holdings that is required to become a Loan Party on the Fifth Amendment and Restatement Effective Date after giving effect to this Amendment (such Subsidiaries, “New Loan Parties”), the authorization of the transactions contemplated hereby and any other legal matters relating to each New Loan Party (including a supplemental perfection certificate), all in form and substance reasonably satisfactory to the Amendment Arrangers;

(ii) favorable legal opinions from (A) Skadden, Arps, Slate, Meagher & Flom LLP, New York counsel to the Loan Parties, (B) Arendt & Medernach, Luxembourg counsel to Travelport Investor (Luxembourg) Partnership S.E.C.S. and Travelport (Luxembourg) S.a.r.l., and (C) Skadden, Arps, Slate, Meagher & Flom LLP, United Kingdom counsel to Travelport Holdings (UK) Limited, in each case in form and substance reasonably satisfactory to the Amendment Arrangers;

(iii) a certificate from the Chief Financial Officer of the Borrower dated the Fifth Amendment and Restatement Effective Date, certifying as to the accuracy of the representations and warranties set forth in Section 5 hereof; and

(iv) evidence that all actions, recordings and filings that the Administrative Agent may deem reasonably necessary to satisfy the Collateral and Guarantee Requirement shall have been taken, completed or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent.

(c) The Administrative Agent shall have received an officer’s certificate, certified in good faith by a Responsible Officer of the Borrower stating that pursuant to the Collateral Documents (a) the Obligations have been guaranteed by wholly owned Domestic Subsidiaries (other than any Unrestricted Subsidiaries) and wholly owned material Foreign Subsidiaries, (b) Liens have been granted on assets of wholly owned Domestic Subsidiaries (other than any Unrestricted Subsidiaries) to the extent required by the terms of the Collateral Documents, and (c) 100% of the Equity Interests of wholly owned Domestic Subsidiaries (other than any Unrestricted Subsidiaries) and 100% of the Equity Interests of wholly owned material Foreign Subsidiaries have been pledged, with the Consolidated EBITDA attributable to the Borrower and such Domestic Subsidiaries and Foreign Subsidiaries collectively representing on a non-consolidated basis no less than 95% of Consolidated EBITDA for the nine months ending September 30, 2012.

(d) The Administrative Agent shall have received payment from the Borrower, in Same Day Funds, for the account of each Lender (other than any Defaulting Lender) that delivers an executed counterpart signature page to this Amendment at or prior to 4:00 p.m., New York City time, on December 7, 2012, a consent fee in an aggregate amount equal to 0.25% of the aggregate principal amount of the Term Loans, the Revolving Credit Commitments (whether used or unused) and the Non-Extended Synthetic L/C Commitments (whether used or unused) of such Lender as of such time.

(e) The Administrative Agent and the Amendment Arrangers shall have received all other fees and other amounts due and payable to them in connection with this Amendment and invoiced before the Fifth Amendment and Restatement Effective Date, including reimbursement or payment of all reasonable documented out-of-pocket expenses (including reasonable fees, disbursements and other charges of counsel) required to be reimbursed or paid by any Loan Party in connection with the Amendment.

(f) A supplement to the Guaranty substantially in the form of Exhibit C hereto shall have been executed and delivered by the parties thereto.

(g) A supplement to the Security Agreement substantially in the form of Exhibit D hereto shall have been executed and delivered by the parties thereto.

(h) A supplement to the Pledge Agreement substantially in the form of Exhibit E hereto shall have been executed and delivered by the parties thereto.

(i) A supplement to the Intellectual Property Security Agreement substantially in the form of Exhibit F hereto (together with the “short-form” intellectual property security agreements contemplated thereby) shall have been executed and delivered by the parties thereto.

(j) Supplements to the Intercreditor Agreements substantially in the form of Exhibits G and H hereto shall have been executed and delivered by the parties thereto.

(k) The Administrative Agent shall have received all documentation and other information with respect to each New Loan Party requested by the Administrative Agent prior to the Fifth Amendment and Restatement Effective Date and required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

SECTION 7. Effect of this Amendment; Amendment Arrangers; Certain Authorizations. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents, the Arrangers, the L/C Issuers, the Swing Line Lender or the Lenders under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Fifth Amendment and Restatement Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Existing Credit Agreement in any other Loan Document, shall be deemed to be a reference to the Existing Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Existing Credit Agreement, the Restated Credit Agreement and the other Loan Documents.

(c) The L/C Issuers, the Swing Line Lender and the Lenders party hereto hereby authorize the Administrative Agent to enter into such amendment or amendments to the Restated Credit Agreement or any other Loan Document as shall be appropriate, in the judgment of the Administrative Agent, to give effect to the transactions contemplated hereby (including the Loan and Commitment conversions) or to cure any ambiguity, omission, defect or inconsistency relating to effectuation of the transactions contemplated hereby.

(d) On and after the Fifth Amendment and Restatement Effective Date, the Amendment Arrangers and their respective officers, directors, employees, agents and attorneys-in-fact (collectively, the “Amendment Arranger Related Persons”) shall have the benefit of all the exculpatory, reimbursement and indemnity provisions that are set forth in the Restated Credit Agreement or any other Loan Document for the benefit of the Administrative Agent, any other Agent or any other Agent-Related Person. Without limiting the foregoing, each L/C Issuer, the Swing Line Lender and each Lender party hereto (i) acknowledges that it has made its own analysis and decision to enter into the Existing Credit Agreement, this Amendment and the other Loan Documents, and that neither the Amendment Arrangers nor any other Amendment Arranger Related Person has made any express or implied representation or warranty, or shall be deemed to have any responsibility or duty, with respect to the completeness, sufficiency or performance thereof and (ii) by delivering its signature page to this Amendment shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Amendment Arrangers on the Fifth Amendment and Restatement Effective Date pursuant to the terms hereof.

SECTION 8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 9. Governing Law. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH PARTY HERETO (OTHER THAN INTERMEDIATE PARENT AND TDS INTERMEDIATE PARENT) CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO (OTHER THAN INTERMEDIATE PARENT AND TDS INTERMEDIATE PARENT) IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

SECTION 10. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

TRAVELPORT LLC, as Borrower,

By	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas

	Title:	Authorized Person

TRAVELPORT LIMITED, as Holdings,

By	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas

	Title:	Senior Vuice President and Assistant Security

WALTONVILLE LIMITED, as Intermediate Parent,

By	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas

	Title:	Director

TDS INVESTOR (LUXEMBOURG) S.À.R.L., as TDS Intermediate Parent,

By	/s/ John Sutherland
	Name:	John Sutherland

	Title:	Manager

UBS AG, STAMFORD BRANCH, as Administrative Agent, Collateral Agent and L/C Issuer,

By	/s/ Lana Gifas
	Name:	Lana Gifas

	Title:	Director

By	/s/ Irja R. Otsa
	Name:	Irja R. Otsa

	Title:	Associate Director

UBS LOAN FINANCE LLC, as Swing Line Lender

By	/s/ Irja R. Otsa
	Name:	Irja R. Otsa

	Title:	Associate Director

By	/s/ Kenneth Chin
	Name:	Kenneth Chin

	Title:	Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Syndication Agent,

By	/s/ Judith E. Smith
	Name:	Judith E. Smith

	Title:	Managing Director

By	/s/ Tyler R. Smith
	Name:	Tyler R. Smith

	Title:	Associate

SCHEDULE 5A TO

FIFTH AMENDMENT AND RESTATEMENT AGREEMENT

TO CREDIT AGREEMENT OF TRAVELPORT LLC

Schedule 5A

The filing and recording of the Fourth Mortgage Amendment encumbering the Mortgaged Property located at 5350 South Valentia Way, Greenwood Village, Colorado, and the discharge of any encumbrances affecting such Mortgaged Property arising after the Original Closing Date to the extent otherwise required under the Restated Credit Agreement.